THE MERGER FUND VL
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK 10595

SUPPLEMENT DATED OCTOBER 13, 2010
TO PROSPECTUS DATED APRIL 20, 2010
AND STATEMENT OF ADDITIONAL INFORMATION DATED JULY 19, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND THE SAI.

On October 12, 2010, Westchester Capital Management, Inc. (the “Adviser”) entered into an agreement to transfer substantially all of its business and assets to Westchester Capital Management, LLC (“WCM”), a newly formed company which will be controlled by two of the Adviser’s portfolio managers and will have a minority investor that is an affiliate of Lincoln Peak Capital Management, LLC (the “Transaction”).  The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in late 2010 or early 2011 (the “Closing”).

Under the Investment Company Act of 1940, the Closing will cause the Fund’s current investment advisory agreement with the Adviser to terminate.  In connection with the Transaction, the Fund’s Board of Trustees has considered and approved a proposed investment advisory agreement with WCM (the “Proposed Advisory Agreement”) to take effect upon the Closing of the Transaction, subject to shareholder approval of the Proposed Advisory Agreement.  The Proposed Advisory Agreement will have the same advisory fee rate and otherwise will be the same in all material respects as the current advisory agreement.  In the event that the Proposed Advisory Agreement is not approved, the Transaction will not be consummated, the current investment advisory agreement between the Fund and the Adviser will continue in effect in accordance with its terms, and the Adviser will continue to serve as the Fund’s investment adviser.

The Proposed Advisory Agreement with WCM will be submitted to the Fund’s shareholders for their approval at a special meeting to be held on November 24, 2010.  A proxy statement will be mailed to the Fund’s shareholders on or about October 18, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.